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                                                                    Exhibit 10.1

                                                                  Execution Copy

                                AMENDMENT NO. 4
                       TO MULTICURRENCY CREDIT AGREEMENT
                           Dated as of April 16, 1998

          THIS AMENDMENT NO. 4 TO MULTICURRENCY CREDIT AGREEMENT ("Amendment") is made as of April 16, 1998 by and among BRIGHTPOINT, INC. ("Brightpoint"), BRIGHTPOINT INTERNATIONAL LTD., the subsidiary borrowers from time to time party thereto (collectively, the "Borrowers"), the guarantors from time to time party thereto (the "Guarantors"), the financial institutions listed on the signature pages hereof as lenders (the "Lenders"), BANK ONE, INDIANA, NATIONAL ASSOCIATION, in its individual capacity as a Lender and as syndication agent (the "Syndication Agent"), and THE FIRST NATIONAL BANK OF CHICAGO, in its individual capacity as a Lender and as administrative agent (the "Administrative Agent"; and together with the Syndication Agent, the "Agents") on behalf of the Lenders under that certain Multicurrency Credit Agreement dated as of June 24, 1997 by and among the Borrowers, the Guarantors, the Lenders and the Agents, as amended by that certain Waiver and Amendment No. 1 dated as of November 15, 1997, that certain Amendment No. 2 dated as of February 25, 1998, Amendment No. 3 dated as of March 20, 1998 and by the letter agreement dated August 8, 1997, (as so modified, and as further amended, modified or restated, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                   WITNESSETH

          WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agents are parties to the Credit Agreement;

          WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement in certain respects; and

          WHEREAS, the Lenders and the Agents are willing to amend the Credit Agreement on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Guarantors, the Lenders and the Agents have agreed to the following amendments to the Credit Agreement.

     1. Amendments to Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended to the add the following thereto immediately following Section 6.4:

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          6.5 Corporate Restructuring. Notwithstanding anything to the contrary contained in this Agreement, the Borrower and its Subsidiaries may effect a restructuring of their corporate organization from the current organizational structure as set forth in Schedule 6.5A to the organizational structure as set forth in Schedule 6.5B (the "Tax Restructuring") provided that prior to the transfer by any of the Borrower's subsidiaries assets or stock to the Borrower or to any other Subsidiary, (a) BPI shall have pledged, pursuant to documentation reasonably acceptable to the Administrative Agent (including, without limitation, a pledge agreement or deed of pledge, corporate resolutions and other corporate documentation certified by the applicable government or corporate officials, and opinions of U.S. and Dutch counsel) 65% of the outstanding capital stock of Brightpoint International Holdings B.V., (b) Brightpoint International Holdings B.V. shall have pledged, pursuant to documentation reasonably acceptable to the Administrative Agent (including, without limitation, a pledge agreement or deed of pledge, corporate resolutions and other corporate documentation certified by the applicable government or corporate officials, and opinions of U.S. and Dutch counsel) 65% of the outstanding capital stock of Brightpoint Holdings B.V., (c) Brightpoint shall have pledged, pursuant to documentation reasonably acceptable to the Administrative Agent (including, without limitation, a pledge agreement, corporate resolutions and other corporate documentation certified by an officer of Brightpoint and opinions of U.S. counsel) all of the outstanding capital stock of Brightpoint Latin America Holdings and all of the membership interests of Wireless Stockroom LLC, and (d) each of Brightpoint Latin America Holdings and Wireless Stockroom LLC shall have executed and delivered to the Administrative Agent a Guarantor Assumption Letter pursuant to which it agrees to be bound by the provisions of Article IX, together with corporate resolutions and such other corporate documentation as the Administrative Agent may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent. In connection with the Tax Restructuring, the Administrative Agent is hereby authorized by each of the Lenders to (i) release the Collateral which is subject to each of the following pledge agreements:

               (a) that certain Equitable Share Charge dated as of June 24, 1997 executed by Brightpoint and Brightpoint EMA Limited in favor of the Administrative Agent for the benefit of the Holders of Secured Obligations pledging 20% and 45%, respectively, of the Capital Stock of Brightpoint (UK) Limited to secure payment of the Secured Obligations;

               (b) that certain Share Mortgage dated as of June 24, 1997 executed by Brightpoint and Brightpoint International (Asia Pacific) Pty Limited in favor of the Administrative Agent for the benefit of the Holders of Secured Obligations, together with any Notice of Identification delivered thereunder with respect to the Capital Stock of Brightpoint Australia Pty Limited to secure payment of the Secured Obligations;

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               (c) that certain Equitable Share Charge dated as of June 24, 1997 executed by Brightpoint and Brightpoint International (Asia Pacific) Pte Ltd in favor of the Administrative Agent for the benefit of the Holders of Secured Obligations pledging 20% and 45%, respectively, of the Capital Stock of Brightpoint China Limited to secure payment of the Secured Obligations; and

               (d) that certain Share Pledge Agreement dated as of November 15, 1997 executed by Brightpoint International Ltd in favor of the Administrative Agent for the benefit of the Holders of Secured Obligations pledging 65%, of the Capital Stock of Brightpoint Sweden AG to secure payment of the Secured Obligations; and

     (ii) execute such other consents or other documents as shall be acceptable to the Administrative Agent and which are reasonably requested by Brightpoint or its subsidiaries in connection with effecting the Tax Restructuring.

     2. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if, the Administrative Agent shall have received each of the following:

          (a) duly executed originals of this Amendment from the Borrowers, the Guarantors and the Required Lenders;

          (b) a $5,000 working fee for the account of each Lender (individually and not in the aggregate) paid in immediately available funds, to be distributed to each Lender promptly upon the effectiveness of this Amendment; and

          (c) such other documents, instrzuments and agreements as the Administrative Agent may reasonably request.

     3. Representations and Warranties of the Borrowers. As of the effectiveness of this Amendment, the Borrowers hereby represent and warrant:

          (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

          (b) Upon the effectiveness of this Amendment, the Borrowers hereby reaffirm all representations and warranties made in the Credit Agreement and other Loan Documents, and agree that all such representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

     4.   Reference to the Effect on the Credit Agreement.

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          (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended previously and as amended hereby.

          (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

     6. Costs and Expenses. The Borrowers agree to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, arrangement, execution and enforcement of this Amendment.

     7. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of Illinois.

     8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     9. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     10. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Credit Agreement or any of the other Loan Documents.

     11. Reaffirmation of Guaranties and other Loan Documents. Each of the Guarantors, without in any way establishing a course of dealing, as evidenced by its signature below, hereby consents to the execution and delivery of this Amendment by the parties hereto and the transactions involved in effecting the Tax Restructuring, (ii) agrees that neither this Amendment nor the Tax Restructuring shall limit or diminish the obligations of such Guarantor under the Credit Agreement

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or any other Loan Documents, (iii) reaffirms its obligations under the Credit
Agreement and other Loan Documents, and (iv) agrees that such obligations remain in full force and effect and are hereby ratified and confirmed.

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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                       BRIGHTPOINT, INC.

                                         as a Borrower and Guarantor

                                         By: /s/ Steven E. Fivel
                                             --------------------

                                         Name:

                                         Title:

                                       BRIGHTPOINT INTERNATIONAL LTD.

                                         as a Borrower and Guarantor

                                         By: /s/ Steven E. Fivel
                                             --------------------

                                         Name:

                                         Title:

                                       BRIGHTPOINT (UK) LIMITED,

                                         as a Subsidiary Borrower and Guarantor

                                         By: /s/ Steven E. Fivel
                                             --------------------

                                         Name:

                                         Title:

                                       BRIGHTPOINT AUSTRALIA PTY. LIMITED,

                                         as a Subsidiary Borrower and Guarantor

                                         By: /s/ Steven E. Fivel
                                             --------------------

                                         Name:

                                         Title:

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                                        BRIGHTPOINT CHINA LIMITED,

                                          as a Subsidiary Borrower and Guarantor

                                        By: /s/ Steven E. Fivel
                                            --------------------

                                          Name:

                                          Title:


                                        BRIGHTPOINT EMA LIMITED,

                                          as a Guarantor

                                          By: /s/ Steven E. Fivel
                                              --------------------

                                          Name:

                                          Title:

                                        BRIGHTPOINT AUSTRALASIA PTY. LIMITED,

                                          as a Guarantor

                                          By: /s/ Steven E. Fivel
                                              --------------------

                                          Name:

                                          Title:

                                        BRIGHTPOINT INTERNATIONAL (ASIA PACIFIC)
                                        PTE LTD., as a Guarantor

                                          By: /s/ Steven E. Fivel
                                              --------------------

                                          Name:

                                          Title:

                                        BRIGHTPOINT F.S.C. INC., as a Guarantor


                                          By: /s/ Steven E. Fivel
                                              --------------------

                                          Name:

                                          Title:

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                                  RPS INDUSTRIES COMPANY LIMITED, as a Guarantor

                                  By: /s/ Steven E. Fivel
                                      --------------------

                                     Name:

                                     Title:

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                                         THE FIRST NATIONAL BANK OF CHICAGO
                                          as the Administrative Agent, an
                                          Issuing Lender, the Swing Line
                                          Lender, an Alternate Currency
                                          Agent and as a Lender

                                         By: /s/ Leo G. Watson, Jr.
                                             ------------------------------
                                          Name:  Leo G. Watson, Jr.
                                          Title: Vice President

                                         BANK ONE, INDIANA, NATIONAL ASSOCIATION
                                          as the Syndication Agent, an Issuing
                                          Lender and as a Lender

                                         By: /s/ William D. Herrick
                                             ------------------------------
                                          Name:  William D. Herrick
                                          Title: Senior Vice President

                                         BANK BOSTON, N.A.
                                          as a Lender

                                         By: /s/ Robert W. MacElhiney
                                             ------------------------------
                                          Name:  Robert W. MacElhiney
                                          Title: Vice President

                                         CORESTATES BANK, N.A.
                                          as a Lender

                                         By: /s/ Kristen M. Denning
                                             ------------------------------
                                          Name:  Kristen M. Denning
                                          Title: Assistant Vice President

                                         SUNTRUST BANK OF CENTRAL FLORIDA,
                                         NATIONAL ASSOCIATION
                                          as a Lender

                                         By: /s/ C. A. Black
                                             ------------------------------
                                          Name:  C. A. Black
                                          Title: Vice President

                                         THE BANK OF NOVA SCOTIA
                                          as a Lender

                                         By: F.C.H. Ashby
                                             ------------------------------
                                          Name:  F.C.H. Ashby
                                          Title: Senior Manager Loan Operations
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                                             CREDIT LYONNAIS CHICAGO BRANCH
                                              as a Lender

                                             By: /s/ Lee E. Greve
                                             ------------------------------
                                              Name:  Lee E. Greve
                                              Title: First Vice President

                                             THE BANK OF TOKYO-MITSUBISHI, LTD.
                                             CHICAGO BRANCH
                                              as a Lender

                                             By: /s/ Hajime Watanabe
                                             ------------------------------
                                              Name:  Hajime Watanabe
                                              Title: Deputy General Manager

                                             THE FUJI BANK, LIMITED
                                              as a Lender

                                             By: /s/ Peter L. Chinnici
                                             ------------------------------
                                              Name:  Peter L. Chinnici
                                              Title: Joint General Manager